UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06709

Name of Registrant: Vanguard Florida Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – November 30, 2012

Item 1: Reports to Shareholders

Annual Report | November 30, 2012

Vanguard Florida Focused Long-Term
Tax-Exempt Fund

> For the 12 months ended November 30, 2012, Vanguard Florida Focused Long-Term Tax-Exempt Fund returned about 11%, outpacing its benchmark index and the average return of peers.

> Investor demand for Florida state and local government bonds was strong even as issuers struggled to balance their budgets.

> About 40% of the fund’s assets were invested outside Florida as part of a strategy initiated last year to diversify its portfolio.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2012
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Florida Focused Long-Term Tax-Exempt Fund
Investor Shares	1.97%	3.03%	4.00%	7.41%	11.41%
Admiral™ Shares	2.05	3.15	4.09	7.41	11.50
Barclays Municipal Bond Index					10.17
Spliced Other States Municipal Debt Funds
Average					10.36

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35%.
Please see the prospectus for a detailed explanation of the calculation.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2011, Through November 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Focused Long-Term Tax-Exempt
Fund
Investor Shares	$11.60	$12.46	$0.443	$0.000
Admiral Shares	11.60	12.46	0.453	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Florida Focused Long-Term Tax-Exempt Fund returned 11.41% for Investor Shares and 11.50% for Admiral Shares for the 12 months ended November 30, 2012. The fund outpaced both the return of its benchmark index and the average return of its multi-state peer group by more than 1 percentage point.

The fund performed strongly from a historical perspective, but keep in mind that, for reasons I’ll discuss later in this letter, we anticipate a more challenging environment in coming years for investors in both municipal and taxable bonds.

As demand for municipal bonds drove prices higher, yields fell. (Bond yields and prices move in opposite directions.) The 30-day SEC yield for Investor Shares of the Florida Focused Long-Term Tax-Exempt Fund fell to 1.97% as of November 30, 2012, from 3.10% a year earlier.

Please note: As we previously announced, last March we replaced the fund’s benchmark index. Because owning only Florida municipal bonds no longer provides a tax benefit, we believe that shareholders are better served by a more broadly diversified portfolio of municipal bonds. As of November 30, about 40% of the fund’s assets were invested in non-Florida issues.

We believe that the new benchmark, the Barclays Municipal Bond Index, more accurately represents the fund’s bond exposure.

Bonds notched solid results, but challenges lie ahead
The broad U.S. taxable bond market returned more than 5% for the 12 months. Municipal bonds performed robustly, with returns of about 10%.

As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

After years of relatively high bond returns, investors shouldn’t be surprised if future results are much more modest. The low yields mean the opportunity for similarly strong returns has diminished.

As it has since late 2008, the Federal Reserve held its target for short-term interest rates between 0% and 0.25%, which kept a tight lid on returns from money market funds and savings accounts. Shortly after the period closed, the Fed announced it would not boost interest rates until unemployment fell to 6.5% or lower, provided the long-term inflation outlook remains about 2% or less. Based

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.51%	5.68%	6.04%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.17	7.13	6.23
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.50

Stocks
Russell 1000 Index (Large-caps)	16.19%	11.63%	1.57%
Russell 2000 Index (Small-caps)	13.09	13.85	2.82
Russell 3000 Index (Broad U.S. market)	15.95	11.80	1.67
MSCI All Country World Index ex USA (International)	11.65	3.41	-3.84

CPI
Consumer Price Index	1.76%	2.10%	1.84%

on current Fed projections, short-term interest rates are expected to remain near zero into 2015.

Stocks weathered turbulence to record a healthy advance
Global stock markets seesawed through the 12 months ended November 30, ultimately finishing with double-digit gains. U.S. stocks led the way, returning about 16%, followed by European and emerging markets stocks. Stocks in the developed markets of the Pacific region had the smallest return but still rose about 10%.

The gains masked a significant level of apprehension during the period, with investors concerned about U.S. economic growth and the finances of European governments and banks. Worries about Europe, in particular, flared up in the spring and then quieted in the summer. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles aren’t resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Florida Focused Long-Term Tax-Exempt
Fund	0.20%	0.12%	1.01%

The fund expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Other States Municipal Debt Funds.

As the period drew to a close soon after the U.S. elections, attention to the United States’s considerable budgetary challenges intensified. The near-term focus on the “fiscal cliff” led to unsettling headlines and nervousness in the markets. But it also sparked serious debate about spending and tax policy options, and such attention could prove a first step to a long-term solution that resolves the nation’s fiscal imbalance and opens the way for growth.

Investors’ search for yield helped boost muni returns
Florida has struggled with many of the same postrecession economic challenges facing the rest of the country. As the chart on page 6 illustrates, total tax collection for the state rebounded from recession lows. On the cost side, state and local governments have had little appetite to take on new capital projects. They did, however, strengthen their finances by refinancing debt at today’s exceptionally low interest rates. As a result, total Florida tax-exempt bond issuance rose significantly for the 12-month period, but much of it represented refinancing.

Despite the financial challenges facing Florida state and local governments, demand for municipal bonds ran high. Part of the reason was the limited net

Total Returns
Ten Years Ended November 30, 2012
Average
Annual Return
Florida Focused Long-Term Tax-Exempt Fund Investor Shares	5.30%
Barclays Municipal Bond Index	5.45
Spliced Other States Municipal Debt Funds Average	4.19

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

new supply, described in the Advisor’s Report that follows this letter. Muni returns were also attractive compared with those of U.S. Treasury bonds. Bonds with longer maturities were especially in favor with yield-hungry investors, despite the potential for sharp price declines should interest rates rise. The same was true for bonds with lower credit ratings—

again, despite the potential for sharp price declines should investors grow more wary of risk.

In this context, the Florida Focused Long-Term Tax-Exempt Fund returned more than 11% for the 12-month period. Although the fund and its benchmark index maintained similar durations

Investment insight
An unclear tax collection picture keeps state issuers cautious
After a steep falloff associated with the financial crisis, tax revenue for the states rebounded. Tax collections for the states as a whole and for Florida have risen since then, but the pace of recovery has slowed recently. The difficult revenue picture has generally produced austerity budgets, and state governments have become very selective in the bonds they issue to finance capital improvements and general spending.

Year-over-year percentage change (rolling four quarters) in tax collections

All states average
Florida
Sources: Vanguard and The Nelson A. Rockefeller Institute of Government.

(a measure of price sensitivity), the advisor’s choice of bonds within the fund’s longer-maturity and lower-credit-rated holdings boosted performance.

The fund’s holdings in essential-service bonds performed well. These bonds, which typically finance projects such as water and sewer facilities, benefit from a consistent income stream dedicated to servicing debt and are less affected by economic cycles or fluctuations in general tax revenues.

Over the decade, the fund has surpassed its peers
The Florida Focused Long-Term Tax-Exempt Fund has produced competitive results over the past decade. For the ten years ended November 30, 2012, the fund’s average annual return of 5.30% was in line with its new benchmark’s 5.45% when allowing for the fact that a real-life fund has operating expenses that an unmanaged index does not.

Although we keep an eye on benchmark indexes, our most important measure of relative success is how a fund performs compared with peers operating in the same market. Over the past ten years, the Florida Focused Long-Term Tax-Exempt Fund has delivered superior performance, with its 5.30% average annual return besting the 4.19% average annual return of its peers. The results reflect the skilled management of its investment advisor, Vanguard Fixed Income Group. The fund’s low cost profile helped as well.

It’s always a good idea to turn out the “noise”
Municipal bonds have made headlines periodically since the financial crisis, with a handful of issuers filing for bankruptcy protection. But headlines can be flashier than the underlying reality. Such defaults aren’t necessarily unusual, but they represent only a tiny fraction of the dollar amount of the overall muni market (and typically occur among the types of bonds we steer away from). Moreover, state and municipal debt burdens remain manageable relative to the size of their economies—and the last thing that issuers want is to default and have the door to the muni market closed to them by investors shunning future bond issues.

At Vanguard, our seasoned team of credit analysts continually monitors the underlying realities of the municipal bond market, independent of the hubbub generated by instant reactions to events or ratings assigned by credit rating agencies. Our analysts conduct in-depth reviews of securities we’re considering purchasing, and they keep an eye on changes in the credit quality of those already in our portfolios.

Returns from bonds, both municipal and taxable, have been impressive of late. But, as I mentioned, with interest rates at very low levels, we anticipate that future bond returns will be lower. I point this out to help set realistic expectations, not to encourage you to abandon a sensible bond allocation. Bonds have an important role to play in a portfolio because of the diversification benefits they provide.

Stepping back from the latest headlines or the latest returns and gaining some perspective before making a decision is a good practice for any investor, in any environment.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 18, 2012

Advisor’s Report

For the fiscal year ended November 30, 2012, Vanguard Florida Focused Long-Term Tax-Exempt Fund returned 11.41% for Investor Shares and 11.50% for Admiral Shares. The fund outpaced its benchmark—the Barclays Municipal Bond Index, which returned 10.17%—and the 10.36% average return of its peers.

The investment environment
The period was marked by another round of untraditional Federal Reserve strategies aimed at lowering interest rates and spurring economic growth. Shortly before the fiscal year began, the Fed launched “Operation Twist,” a Treasury-bond buying program intended to lower longer-term interest rates. The program was extended during the year, and the Fed added another bond-buying program that is aimed at lowering mortgage rates. Then, shortly after the fiscal year ended, the central bank said it would tie its monetary program to specific levels of employment improvement—an announcement aimed at making Fed decisions more transparent than they had been historically.

In addition to lowering longer-term yields generally, the impact of the Fed’s policies can be seen in the “flattening” of the yield curve—the spectrum of yields from lowest to highest. For example, yields of 30-year municipal bonds declined during the fiscal year by 1.37 percentage points to 2.47%, while those of 10-year bonds fell by 0.75 of a percentage point to 1.47%. The slide in yields helped boost bond prices and returns (prices and yields move in opposite directions).

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2011	2012
2 years	0.42%	0.30%
5 years	1.12	0.64
10 years	2.22	1.47
30 years	3.84	2.47
Source: Vanguard.

Florida state and local governments have been taking advantage of the lower interest rates to issue refunding bonds, which are designed to reduce debt costs. Nationally, although about 20% more bonds were issued in fiscal 2012 than in our previous fiscal year (in Florida the increase was higher, at 28%), about 60% of these were earmarked for refunding, the highest ratio in at least 15 years. By contrast, bonds to finance new and upgraded infrastructure projects were issued more selectively by Florida and other states as they wrestled with the continued effects of the recession on their budgets.

State and local governments typically lag in recovering from recessions, as taxes from revived levels of income begin percolating through the system. But the depth of the Great Recession, the tribulations of the housing market, and the weaker-than-hoped-for pace of the national economic recovery have extended the lag for many. This has been true for Florida. Overall, however, the state has been recovering from its 2009 low point more slowly than the nation has as a whole, according to an index of state economic conditions published by the Federal Reserve Bank of Philadelphia. Florida’s economy grew by 3.9% over the 12 months through November 2012, compared with 7.4% for the national economy.

Management of the funds
The strength of the Florida municipal bond market during the 12 months under review stemmed from several factors. The decline in yields, as we mentioned, helped boost prices and fund returns. So did a shortage of new issues compared with the supply of maturing bonds and other redemptions. Such a period of “net negative supply” made it challenging for us to execute our strategy, given how selective we are in the bonds that we add to our portfolios.

The reduced supply met strong demand from investors. In a scramble for yield as the Fed continued pushing interest rates downward, many favored longer-term and high-yield bonds, which carry higher yields as compensation for their greater interest rate and credit risks. The relative valuation of municipal bonds was also attractive. Yields of 10-year munis, for example, stood roughly on a par with those of Treasuries of the same maturity; historically, their average annual yield has been about 85% of what comparable Treasuries have yielded. Uncertainty about government tax policy also whetted investor demand.

Through careful bond selection—a team effort by portfolio managers, traders, and credit analysts—the fund surpassed its benchmark index. (The role of credit analysts, always important at Vanguard, has taken on added significance as state and local governments have struggled in the recession’s aftermath.) The team has had some success exploiting investment opportunities, particularly in some of the mid-to lower-rated investment-grade issues .

Events unrelated to the recession have also been influencing budgets. The defeat of Amendments 3 and 4 in Florida’s November 2012 election may lead to positive developments for the state in maintaining financial flexibility. Amendment 3 would have replaced state spending limits with limits based on inflation and population change. Tax cuts that would have resulted had the amendment passed were averted, and the state’s flexibility to balance its budget as needed was preserved. Amendment 4 would have barred increases in the assessed value of homestead property if the property’s fair market value decreased. The amendment’s defeat preserved revenues generated locally from property taxes.

Overall, Florida is doing well financially. In fiscal 2012, it collected more revenue than anticipated. Its budget for fiscal 2013 is balanced, accounting for a $1 billion increase in education spending. However, Miami, the state’s second-most-populous city, is under financial and political strain. Financial flexibility was achieved through union concessions that remain uncertain and unpopular.

During the fiscal year, Florida avoided the level of damage that Hurricane Sandy inflicted on parts of the Northeast. Sandy called to mind interest in “catastrophe bonds,” such as those issued by the Florida Hurricane Catastrophe Fund and Florida’s Citizens Property Insurance Corporation, which are designed to speed homeowners’ recovery from disaster. The Florida Focused Long-Term Tax-Exempt Fund has long held bonds in both entities.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 20, 2012

Florida Focused Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFLTX	VFLRX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.97%	2.05%

Financial Attributes

		Barclays
		Municipal
		Bond
	Fund	Index
Number of Bonds	290	46,378
Yield to Maturity
(before expenses)	2.0%	1.9%
Average Coupon	4.8%	4.9%
Average Duration	5.9 years	6.1 years
Average Effective
Maturity	6.1 years	5.8 years
Short-Term
Reserves	6.2%	—

Volatility Measures
Barclays
Municipal
Bond
Index
R-Squared	0.98
Beta	1.08
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	9.0%
1 - 3 Years	8.0
3 - 5 Years	20.9
5 - 10 Years	58.5
10 - 20 Years	2.0
20 - 30 Years	1.6

Distribution by Credit Quality (% of portfolio)
AAA	14.2%
AA	53.8
A	29.9
BBB	2.1

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Florida Focused Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Florida Focused Long-Term Tax-Exempt Fund
Admiral Shares	11.50%	6.11%	5.37%	$84,396
Barclays Municipal Bond Index	10.17	6.23	5.45	85,027

See Financial Highlights for dividend and capital gains information.

Florida Focused Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012
				Barclays
				Municipal
				Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.43%	2.95%	7.38%	6.65%
2004	4.33	-0.63	3.70	4.07
2005	4.34	-1.30	3.04	3.88
2006	4.59	1.31	5.90	6.12
2007	4.50	-1.56	2.94	2.71
2008	4.21	-10.08	-5.87	-3.61
2009	5.04	9.59	14.63	14.17
2010	4.36	0.35	4.71	4.76
2011	4.24	2.20	6.44	6.53
2012	4.00	7.41	11.41	10.17

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1992	8.81%	5.79%	4.40%	0.37%	4.77%
Admiral Shares	11/12/2001	8.89	5.87	4.47	0.37	4.84

Florida Focused Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.6%)
Florida (61.7%)
Alachua County FL Health Facilities
Authority Revenue (Shands Teaching
Hospital & Clinics Inc. Project)	6.250%	12/1/16 (14)	7,160	7,752
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,489
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,944
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,692
Brevard County FL Health Facilities Authority
Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	8,807
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,763
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,388
Broward County FL Sales Tax Revenue
(Main Courthouse Project)	5.250%	10/1/36	2,500	2,903
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,000	5,604
Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.500%	6/1/14	10,000	10,703
Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.000%	6/1/16	1,000	1,127
Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.500%	6/1/17	5,000	5,869
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,829
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,457
Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,702
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	3,000	3,449
Florida Board of Education Public Education
Capital Outlay GO	6.000%	6/1/23	3,000	4,243
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/35	7,000	8,391
Florida Department of Environmental Protection
& Preservation Revenue	5.000%	7/1/27	5,000	5,752
Florida Department of Transportation GO	5.000%	7/1/14 (Prere.)	7,350	7,966
Florida Housing Finance Corp. Homeowner
Mortgage Revenue	5.500%	7/1/39	295	321
Florida Keys Aqueduct Authority Water
Revenue VRDO	0.140%	12/7/12 LOC	1,500	1,500
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,934
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,469
Florida Water Pollution Control Financing Corp.
Revenue	5.000%	1/15/20	2,000	2,456

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Water Pollution Control Financing Corp.
Revenue	5.000%	1/15/25	3,000	3,665
Halifax Hospital Medical Center Florida
Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,301
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.000%	11/15/31	4,000	4,359
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.000%	11/15/35	8,775	9,570
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,802
Hillsborough County FL Industrial Development
Authority Hospital Revenue (H. Lee Moffitt
Cancer Center Project)	5.250%	7/1/27	3,000	3,263
Hillsborough County FL Industrial
Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.250%	10/1/34	4,570	4,652
Hillsborough County FL Industrial Development
Authority Pollution Control Revenue
(Tampa Electric Co. Project) PUT	5.150%	9/1/13	2,000	2,064
Hillsborough County FL Industrial
Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	5,000	6,182
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,963
Jacksonville FL Economic Development
Commission Health Care Facilities
Revenue (Mayo Clinic)	5.000%	11/15/36	3,000	3,310
Jacksonville FL Electric Authority
Electric System Revenue VRDO	0.180%	12/3/12	12,450	12,450
Jacksonville FL Electric Authority
Electric System Revenue VRDO	0.170%	12/7/12	1,845	1,845
Jacksonville FL Electric Authority Power Supply
System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,241
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,977
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.000%	10/1/37	4,500	5,160
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,930
Jacksonville FL Electric Authority Water
& Sewer Revenue	5.375%	10/1/39	1,125	1,185
Jacksonville FL Electric Authority Water
& Sewer Revenue VRDO	0.170%	12/7/12	1,800	1,800
Jacksonville FL Electric Authority Water
& Sewer Revenue VRDO	0.170%	12/7/12	7,200	7,200
Jacksonville FL Health Facilities
Authority Hospital Revenue
(Baptist Medical Center Project)	5.000%	8/15/27	2,500	2,823
Jacksonville FL Health Facilities
Authority Hospital Revenue
(Baptist Medical Center Project)	5.000%	8/15/37	3,800	4,221
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,792

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marion County FL Hospital District
Health System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/29	6,540	6,929
Miami FL Special Obligation Revenue
(Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	2,264
Miami FL Special Obligation Revenue
(Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,233
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/23	3,000	3,615
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/24	3,000	3,582
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/28	2,000	2,335
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/35	2,500	2,869
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/41	6,950	8,108
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	1,775	2,068
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	9,000	10,484
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	2,365	2,964
Miami-Dade County FL Expressway
Authority Toll System Revenue	5.000%	7/1/37 (2)	4,250	4,694
Miami-Dade County FL Expressway
Authority Toll System Revenue	5.000%	7/1/40	7,000	7,828
Miami-Dade County FL Health
Facilities Authority Hospital Revenue
(Miami Children’s Hospital) VRDO	0.180%	12/7/12 LOC	5,600	5,600
Miami-Dade County FL Professional Sports
Franchise Facilities Tax Revenue VRDO	0.180%	12/7/12 LOC	850	850
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/28 (14)	2,090	2,243
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	6,027
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	9,476
1 Miami-Dade County FL Special
Obligation Revenue TOB VRDO	0.170%	12/3/12 LOC	5,300	5,300
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,453
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,545
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/20 (10)	4,385	5,102
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	7,000	8,169
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/39 (4)	4,745	5,435
1 Miami-Dade County FL Water
& Sewer Revenue TOB VRDO	0.250%	12/7/12 (4)	2,200	2,200
North Brevard County FL Hospital
District Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,259
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/13 (14)	1,890	1,971
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/16 (14)	1,515	1,680

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/18 (14)	5,770	7,107
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	5.125%	11/15/39	9,000	9,514
Orange County FL Health
Facilities Authority Revenue
(Nemours Foundation Project)	5.000%	1/1/39	6,500	7,454
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,870
Orange County FL School Board COP VRDO	0.160%	12/7/12 LOC	1,025	1,025
Orange County FL Tourist Development Revenue	4.750%	10/1/32 (10)	8,500	9,371
Orlando & Orange County
FL Expressway Authority Revenue	8.250%	7/1/15 (14)	8,360	9,911
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/28 (12)	5,000	5,935
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/28	2,000	2,369
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/30	1,000	1,174
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/32 (4)	5,340	6,047
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/18	3,000	3,684
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/29	3,675	4,440
Orlando FL Utility Commission
Utility System Revenue	5.250%	10/1/39	2,500	3,033
Orlando FL Utility Commission Water
& Electric Revenue	5.000%	10/1/25	2,100	2,367
Palm Beach County FL Criminal Justice
Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,429
Palm Beach County FL Health
Facilities Authority Hospital Revenue
(BRCH Corp. Obligated Group)	5.625%	12/1/31	6,000	6,010
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/33	1,700	1,963
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/38	3,000	3,463
Palm Beach County FL Revenue
(Pine Crest Preparatory, Inc.) VRDO	0.150%	12/7/12 LOC	3,700	3,700
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	8,376
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	2,000	2,293
1 Palm Beach County FL School Board
COP TOB VRDO	0.160%	12/7/12	15	15
1 Palm Beach County FL School Board
COP TOB VRDO	0.210%	12/7/12	4,135	4,135
Palm Beach County FL Solid Waste
Authority Revenue	5.500%	10/1/28	5,000	5,984
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/31	2,000	2,265
Panama City FL Utility Revenue	5.000%	6/1/39 (12)	3,000	3,382
Polk County FL Transportation Revenue	5.000%	12/1/20	1,000	1,230
Polk County FL Utility System Revenue	5.250%	10/1/21 (14)	3,620	3,745
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	2,000	2,323

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,334
Putman County FL Authority
Pollution Control Revenue
(Seminole Electric Cooperative Inc. Project) PUT	5.350%	5/1/18 (2)	3,500	4,176
Sarasota County FL Public
Hospital District Hospital Revenue
(Sarasota Memorial Hospital Project)	5.625%	7/1/39	5,000	5,636
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,558
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,283
Seacoast FL Utility Authority Water
& Sewer Revenue	5.500%	3/1/17 (14)	2,400	2,839
Seacoast FL Utility Authority Water
& Sewer Revenue	5.500%	3/1/19 (14)	3,595	4,485
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	2,350	2,520
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	4,400	4,914
South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	5,555
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	11,160
1 South Florida Water Management
District COP TOB VRDO	0.170%	12/3/12	11,100	11,100
South Miami FL Health Facilities
Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/18	2,000	2,349
South Miami FL Health
Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/20	5,000	5,779
South Miami FL Health
Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/22	5,000	5,762
South Miami FL Health
Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/37	5,000	5,595
St. John’s County FL Industrial
Development Authority Health Care
Revenue (Vicars Landing Project)	5.000%	2/15/17	1,115	1,163
St. John’s County FL Ponte Vedra
Utility Systems Revenue	5.000%	10/1/30 (4)	3,650	3,982
St. Johns County FL
Development Authority Revenue
(Presbyterian Retirement Communities Project)	6.000%	8/1/45	5,000	5,683
St. Petersburg FL Health
Facilities Authority Revenue
(All Children’s Hospital Inc. Obligated Group)	6.500%	11/15/39	2,000	2,434
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,164
Sunrise FL Utility System Revenue	5.200%	10/1/20 (Prere.)	7,255	9,096
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	11,104
Sunshine State Governmental Financing
Commission Florida Revenue VRDO	0.170%	12/7/12 LOC	1,500	1,500
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,819
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	8,185
Tohopekaliga FL Water Authority
Utility System Revenue	5.750%	10/1/32	2,750	3,440
University of Central Florida
Athletic Association Inc. COP	5.000%	10/1/35 (14)	2,800	2,849
				604,626

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York (5.4%)
New York City NY GO	5.000%	8/1/35	1,500	1,791
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/28	2,000	2,489
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/39	2,000	2,347
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/44	2,000	2,326
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/45	1,000	1,171
New York City NY Transitional Finance
Authority Building Aid Revenue	5.000%	7/15/32	800	964
New York City NY Transitional Finance
Authority Future Tax Revenue	5.000%	11/1/18	3,000	3,696
New York City NY Transitional Finance
Authority Future Tax Revenue	5.000%	11/1/39	1,455	1,722
New York Liberty Development Corp. Revenue	5.750%	11/15/51	2,000	2,447
New York Metropolitan Transportation
Authority Revenue	5.000%	11/15/21	1,000	1,260
New York Metropolitan Transportation
Authority Revenue	5.000%	11/15/31	2,000	2,403
New York Metropolitan Transportation
Authority Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,466
New York Metropolitan Transportation
Authority Revenue (Transit Revenue)	5.000%	11/15/31	3,000	3,551
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	7/1/40	2,000	2,397
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	10/1/41	2,000	2,406
New York State Dormitory Authority Revenue
(New York University)	5.000%	7/1/39	2,000	2,395
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	6/15/31	2,000	2,490
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/34	2,000	2,371
New York State Dormitory Authority Revenue
(State University Educational Facilities)	5.000%	5/15/26	2,000	2,522
New York State Environmental Facilities Corp.
Revenue (State Revolving Funds)	5.000%	5/15/41	1,000	1,198
Port Authority of New York
& New Jersey Revenue	5.000%	10/15/39	2,000	2,300
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/18	2,000	2,409
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/27	3,000	3,710
				52,831
Texas (4.8%)
Austin TX Water & Wastewater System Revenue	5.000%	11/15/25	3,000	3,747
Dallas TX Area Rapid Transit Sales Tax Revenue	5.250%	12/1/43	1,760	2,078
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/40	2,000	2,378
Fort Bend TX Grand Parkway Toll Road
Authority Revenue	5.000%	3/1/22	1,000	1,284
Fort Bend TX Grand Parkway Toll Road
Authority Revenue	5.000%	3/1/23	1,000	1,270
Frisco TX Independent School District GO	5.000%	8/15/40	1,000	1,185

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
North Texas Tollway Authority System Revenue	5.000%	9/1/30	2,000	2,405
North Texas Tollway Authority System Revenue	5.000%	9/1/31	2,000	2,398
North Texas Tollway Authority System Revenue	5.000%	1/1/36	1,900	2,189
North Texas Tollway Authority System Revenue	5.500%	9/1/41	2,000	2,439
Olmos Park TX Higher Education
Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/27	1,845	2,186
San Antonio TX GO	4.000%	8/1/14	1,000	1,061
San Antonio TX Water Revenue	5.000%	5/15/26	2,000	2,528
Texas GO	5.000%	8/1/32	4,000	4,911
2 Texas Municipal Gas Acquisition
& Supply Corp. Revenue	5.000%	12/15/29	2,000	2,234
Texas State University System Revenue	5.000%	3/15/42	2,000	2,320
Texas Transportation Commission Revenue	5.000%	8/15/41	2,500	2,833
University of Houston Texas Revenue	5.000%	2/15/22	2,560	3,206
University of Texas System Revenue
Financing System Revenue	5.000%	8/15/25	2,000	2,539
Waco TX Education Finance Corp. Revenue
(Baylor University)	5.000%	3/1/43	2,000	2,360
				47,551
Massachusetts (3.4%)
Massachusetts College Building
Authority Revenue	5.000%	5/1/41	2,000	2,380
Massachusetts Development Finance
Agency Revenue (Emerson College)	5.000%	1/1/40	1,325	1,433
Massachusetts Development Finance
Agency Revenue (Harvard University)	5.250%	2/1/34	3,000	3,726
Massachusetts GO	5.000%	10/1/16	3,000	3,499
Massachusetts GO	5.000%	10/1/17	3,000	3,602
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	1,235	1,694
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	2,000	2,501
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	3,000	3,701
Massachusetts Water Pollution
Abatement Trust Revenue	5.250%	8/1/13	3,550	3,671
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/27	3,000	3,720
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,000	1,189
Metropolitan Boston MA Transit
Parking Corp. Revenue	5.250%	7/1/36	1,500	1,754
				32,870
California (3.1%)
California GO	5.000%	9/1/23	2,000	2,534
California GO	5.250%	10/1/24	3,000	3,765
California GO	5.000%	6/1/37 (14)	2,500	2,751
California GO	6.000%	11/1/39	1,500	1,893
California GO	5.000%	9/1/42	1,500	1,753
California Public Works Board Lease
Revenue (Various Capital Projects)	5.000%	4/1/37	1,000	1,125
California Statewide Communities
Development Authority Revenue (Trinity Health)	5.000%	12/1/41	2,000	2,308

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
* Golden State Tobacco
Securitization Corp. California	6.750%	6/1/13 (Prere.)	3,680	3,801
Los Angeles CA Department
of Water & Power Revenue	5.000%	7/1/38	2,000	2,383
Mount Diablo CA Unified School District GO	5.000%	8/1/32	2,675	3,143
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26	1,000	1,247
San Diego CA Community College District GO	5.000%	8/1/36	1,500	1,775
San Francisco CA City & County
International Airport Revenue	5.000%	5/1/26	2,000	2,415
				30,893
Illinois (2.1%)
Chicago IL GO	5.250%	1/1/35	2,000	2,305
Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,930
Chicago IL Transit Authority
Sales Tax Receipts Revenue	5.250%	12/1/36	1,000	1,177
Cook County IL Forest Preservation District GO	5.000%	12/15/32	1,000	1,181
Cook County IL GO	5.250%	11/15/28	2,000	2,412
Illinois Finance Authority Revenue
(Ascension Health Credit Group)	5.000%	11/15/37	1,000	1,149
Illinois Finance Authority Revenue
(Loyola University)	5.000%	7/1/42	2,000	2,318
Illinois Finance Authority Revenue
(University of Chicago)	5.000%	10/1/32	790	956
Illinois GO	5.000%	8/1/23	1,500	1,800
Illinois Unemployment Insurance
Fund Building Receipts Revenue	5.000%	6/15/20	1,000	1,091
Metropolitan Pier & Exposition Authority
Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/26	2,000	2,442
				20,761
Georgia (1.9%)
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/36	1,000	1,182
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/41	1,000	1,178
Georgia GO	5.000%	7/1/29	2,000	2,496
Georgia Municipal Electric Power
Authority Revenue	5.000%	1/1/39	2,000	2,336
Gwinnett County GA Water
& Sewer Authority Revenue	5.000%	8/1/20	2,900	3,725

Municipal Electric Authority Georgia
Revenue (Combined Cycle Project)	5.000%	11/1/22	3,000	3,800
Municipal Electric Authority Georgia
Revenue (Project One)	5.000%	1/1/21	3,000	3,750
				18,467
North Carolina (1.5%)
Charlotte NC Airport Revenue	5.000%	7/1/26	2,205	2,652
Charlotte NC Airport Revenue	5.000%	7/1/36	2,000	2,325
Charlotte NC GO	5.000%	7/1/27	3,000	3,852
North Carolina Capital Facilities Finance
Agency Revenue (Duke University Project)	5.000%	10/1/38	2,725	3,296
North Carolina Medical Care Commission
Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	500	564
Wake County NC GO	4.000%	2/1/14	2,000	2,087
				14,776

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio (1.4%)
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	1,300	1,466
Columbus OH GO	5.000%	12/15/13	2,000	2,099
Franklin County OH GO	5.000%	12/1/15	2,000	2,270
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/28	2,000	2,396
Ohio GO	5.000%	2/1/29	3,000	3,692
Ohio Higher Educational Facility
Commission Revenue (Cleveland
Clinic Health System Obligated Group)	5.000%	1/1/38	2,000	2,307
				14,230
Pennsylvania (1.4%)
Pennsylvania GO	5.000%	9/1/14 (4)	3,100	3,351
Pennsylvania GO	5.000%	3/1/15	2,065	2,276
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/29	1,000	1,221
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.000%	12/1/42	1,000	1,163
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	2,000	2,505
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	1,000	1,235
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	2,000	2,258
				14,009
Washington (1.3%)
Port of Seattle WA Revenue	5.000%	6/1/30	2,000	2,351
University of Washington Revenue	5.000%	4/1/19	2,000	2,492
University of Washington Revenue	5.000%	7/1/34	2,000	2,441
Washington GO	5.000%	8/1/35	2,000	2,399
Washington State University General Revenue	5.000%	10/1/27	2,760	3,398
				13,081
Virginia (1.3%)
Chesapeake VA Toll Road Revenue	5.000%	7/15/47	1,000	1,106
Fairfax County VA Economic Development
Authority Transportation District Improvement
Revenue (Silver Line Phase I Project)	5.000%	4/1/36	1,000	1,160
Norfolk VA Water Revenue	5.000%	11/1/28	1,000	1,252
Roanoke VA Economic Development
Authority Hospital Revenue
(Carilion Clinic Obligated Group)	5.000%	7/1/28	1,640	1,934
Virginia Commonwealth Transportation
Board Revenue	5.000%	3/15/22	2,000	2,581
Virginia Public School Authority Revenue	5.000%	8/1/16	3,860	4,479
				12,512
Maryland (1.1%)
Baltimore County MD GO	5.000%	2/1/26	2,800	3,581
Maryland GO	5.000%	8/1/15	2,425	2,723
Maryland GO	5.000%	3/1/16	3,720	4,264
				10,568
New Jersey (1.0%)
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/27	4,000	4,803

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/26	2,000	2,460
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	2,000	2,525
				9,788
Wisconsin (1.0%)
Wisconsin GO	5.000%	5/1/13	2,750	2,806
Wisconsin GO	5.000%	11/1/20	2,500	3,199
Wisconsin Transportation Revenue	5.000%	7/1/31	2,815	3,476
				9,481
Connecticut (0.9%)
Connecticut GO	5.000%	11/1/16	2,000	2,333
Connecticut GO	5.000%	11/1/26	3,000	3,746
Connecticut Health & Educational Facilities
Authority Revenue (Yale University)	5.000%	7/1/40	2,000	2,367
				8,446
Puerto Rico (0.7%)
Puerto Rico GO	5.250%	7/1/13 (Prere.)	775	798
Puerto Rico Infrastructure Financing
Authority Special Tax Revenue	0.000%	7/1/36 (2)	25,120	6,170
				6,968
Tennessee (0.5%)
Shelby County TN Health Educational
& Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare)	5.000%	5/1/42	500	568
Tennessee GO	5.000%	10/1/16	2,000	2,341
Tennessee Housing Development Agency
Homeownership Program Revenue	4.000%	7/1/38	2,000	2,201
				5,110
New Hampshire (0.5%)
New Hampshire Health
& Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/42	1,000	1,105
New Hampshire Health
& Education Facilities Authority Revenue
(Wentworth Douglas Hospital)	7.000%	1/1/38	3,000	3,705
				4,810
Alabama (0.5%)
Alabama Incentives Financing Authority
Special Obligation Revenue	5.000%	9/1/37	1,000	1,154
Huntsville AL GO	5.000%	5/1/26	2,860	3,524
				4,678
Minnesota (0.5%)
Minnesota General Fund Revenue	5.000%	3/1/28	1,000	1,245
Minnesota GO	5.000%	10/1/16	2,850	3,337
				4,582
Missouri (0.5%)
Curators of the University of Missouri
System Facilities Revenue	5.000%	11/1/24	1,500	1,885
Missouri Health & Educational Facilities
Authority Revenue (Washington University)	5.000%	11/15/37	2,200	2,677
				4,562

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nebraska (0.4%)
Municipal Energy Agency of Nebraska
Power Supply System Revenue	5.000%	4/1/29	2,000	2,408
Nebraska Public Power District Revenue	5.000%	1/1/27	1,500	1,835
				4,243
Arizona (0.4%)
2 Pima County AZ Sewer Revenue	5.000%	7/1/26	2,000	2,452
2 Pima County AZ Sewer Revenue	5.000%	7/1/27	1,000	1,219
				3,671
South Carolina (0.4%)
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	3,000	3,536

Indiana (0.3%)
Indiana University Student Fee Revenue	5.000%	6/1/21	1,195	1,541
Indiana University Student Fee Revenue	5.000%	6/1/22	1,000	1,300
				2,841
New Mexico (0.3%)
New Mexico GO	5.000%	3/1/14	2,410	2,552

Hawaii (0.3%)
Hawaii GO	5.000%	12/1/18	2,000	2,478

Oregon (0.2%)
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,420

Mississippi (0.2%)
Mississippi GO	5.000%	10/1/36	2,000	2,394

District of Columbia (0.2%)
District of Columbia Water & Sewer
Authority Public Utility Revenue	5.000%	10/1/37	2,000	2,382

Kentucky (0.2%)
Kentucky Economic Development
Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.250%	8/15/46	2,000	2,290

Colorado (0.1%)
Denver CO City & County Airport Revenue	5.000%	11/15/32	1,000	1,188

Oklahoma (0.1%)
Oklahoma Turnpike Authority Revenue	5.000%	1/1/28	775	942
Total Tax-Exempt Municipal Bonds (Cost $877,887)				976,537

Florida Focused Long-Term Tax-Exempt Fund

Market
Value•
($000)
Other Assets and Liabilities (0.4%)
Other Assets	25,175
Liabilities	(20,989)
4,186
Net Assets (100%)	980,723

At November 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	880,806
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	1,270
Unrealized Appreciation (Depreciation)
Investment Securities	98,650
Futures Contracts	(3)
Net Assets	980,723

Investor Shares—Net Assets
Applicable to 11,589,143 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	144,434
Net Asset Value Per Share—Investor Shares	$12.46

Admiral Shares—Net Assets
Applicable to 67,102,482 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	836,289
Net Asset Value Per Share—Admiral Shares	$12.46

• See Note A in Notes to Financial Statements.
* Securities with a value of $104,000 have been segregated as initial margin for open futures contracts.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $22,750,000, representing 2.3% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	36,650
Total Income	36,650
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative—Investor Shares	227
Management and Administrative—Admiral Shares	746
Marketing and Distribution—Investor Shares	33
Marketing and Distribution—Admiral Shares	135
Custodian Fees	16
Auditing Fees	29
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,248
Net Investment Income	35,402
Realized Net Gain (Loss)
Investment Securities Sold	6,059
Futures Contracts	9
Realized Net Gain (Loss)	6,068
Change in Unrealized Appreciation (Depreciation)
Investment Securities	61,609
Foreign Currencies	(3)
Change in Unrealized Appreciation (Depreciation)	61,606
Net Increase (Decrease) in Net Assets Resulting from Operations	103,076

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,402	37,053
Realized Net Gain (Loss)	6,068	104
Change in Unrealized Appreciation (Depreciation)	61,606	16,600
Net Increase (Decrease) in Net Assets Resulting from Operations	103,076	53,757
Distributions
Net Investment Income
Investor Shares	(5,142)	(5,660)
Admiral Shares	(30,260)	(31,393)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(35,402)	(37,053)
Capital Share Transactions
Investor Shares	(3,351)	(27,937)
Admiral Shares	5,004	(51,971)
Net Increase (Decrease) from Capital Share Transactions	1,653	(79,908)
Total Increase (Decrease)	69,327	(63,204)
Net Assets
Beginning of Period	911,396	974,600
End of Period	980,723	911,396

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.60	$11.35	$11.31	$10.32	$11.53
Investment Operations
Net Investment Income	.443	.459	.488	.493	.507
Net Realized and Unrealized Gain (Loss)
on Investments	.860	.250	.040	.990	(1.158)
Total from Investment Operations	1.303	.709	.528	1.483	(.651)
Distributions
Dividends from Net Investment Income	(.443)	(.459)	(.488)	(.493)	(.507)
Distributions from Realized Capital Gains	—	—	—	—	(.052)
Total Distributions	(.443)	(.459)	(.488)	(.493)	(.559)
Net Asset Value, End of Period	$12.46	$11.60	$11.35	$11.31	$10.32

Total Return[1]	11.41%	6.44%	4.71%	14.63%	-5.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$144	$138	$163	$219	$215
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.67%	4.09%	4.26%	4.51%	4.57%
Portfolio Turnover Rate	16%	30%	22%	22%	35%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.60	$11.35	$11.31	$10.32	$11.53
Investment Operations
Net Investment Income	.453	.468	.497	.502	.515
Net Realized and Unrealized Gain (Loss)
on Investments	.860	.250	.040	.990	(1.158)
Total from Investment Operations	1.313	.718	.537	1.492	(.643)
Distributions
Dividends from Net Investment Income	(.453)	(.468)	(.497)	(.502)	(.515)
Distributions from Realized Capital Gains	—	—	—	—	(.052)
Total Distributions	(.453)	(.468)	(.497)	(.502)	(.567)
Net Asset Value, End of Period	$12.46	$11.60	$11.35	$11.31	$10.32

Total Return[1]	11.50%	6.53%	4.79%	14.72%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$836	$774	$811	$782	$721
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.75%	4.17%	4.34%	4.59%	4.64%
Portfolio Turnover Rate	16%	30%	22%	22%	35%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Focused Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Florida Focused Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $134,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	976,537	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	(3)	976,537	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	(57)	(7,618)	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Florida Focused Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $177,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $3,734,000 to offset taxable capital gains realized during the year ended November 30, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2012, the fund had $1,796,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $529,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2012, the cost of investment securities for tax purposes was $878,416,000. Net unrealized appreciation of investment securities for tax purposes was $98,121,000, consisting of unrealized gains of $99,326,000 on securities that had risen in value since their purchase and $1,205,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2012, the fund purchased $140,390,000 of investment securities and sold $144,933,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	30,941	2,565	20,720	1,828
Issued in Lieu of Cash Distributions	3,520	291	3,894	346
Redeemed	(37,812)	(3,143)	(52,551)	(4,688)
Net Increase (Decrease) —Investor Shares	(3,351)	(287)	(27,937)	(2,514)
Admiral Shares
Issued	84,731	7,036	91,519	8,105
Issued in Lieu of Cash Distributions	19,491	1,611	19,857	1,761
Redeemed	(99,218)	(8,235)	(163,347)	(14,648)
Net Increase (Decrease)—Admiral Shares	5,004	412	(51,971)	(4,782)

H. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Florida Tax-Free Funds and the Shareholders of Vanguard Florida Focused Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 14, 2013

Special 2012 tax information (unaudited) for Vanguard Florida Focused Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

The fund distributed $177,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Focused Long-Term Tax-Exempt Fund	5/31/2012	11/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,050.43	$1.03
Admiral Shares	1,000.00	1,050.85	0.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q180 012013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark
Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2012: $29,000
Fiscal Year Ended November 30, 2011: $29,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2012: $4,809,780
Fiscal Year Ended November 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2012: $1,812,565
Fiscal Year Ended November 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2012: $490,518
Fiscal Year Ended November 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2012: $16,000
Fiscal Year Ended November 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2012: $506,518
Fiscal Year Ended November 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.